EX-99.B16
             SCHEDULE FOR COMPUTATION OF EACH PERFORMANCE QUOTATION



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                           SCHEDULE FOR COMPUTATION OF
                          PERFORMANCE QUOTATIONS OF THE
                     GUINNESS FLIGHT CHINA & HONG KONG FUND
                              TOTAL RETURN FORMULA

                  P(1+T)^n = ERV

Where:  P         =        a hypothetical initial payment of $1,000

                  T        =        average annual total return

                  n        =        number of years

                  ERV      =        ending  redeemable value of a hypothetical
                                    $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of each such period (or fractional portion thereof)

For the 1 year period ended December 31, 1995:

                  $1,000(1+T)^1 = $1,204.52 or an annual compounded
                                    rate of 20.45%

For the period from June 30, 1994 (inception) to December 31, 1995:

                  $1,000(1+T)^1.5 = $1,111.24 or an average annual compounded rate of 7.26%




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                           SCHEDULE FOR COMPUTATION OF
                          PERFORMANCE QUOTATIONS OF THE
                   GUINNESS FLIGHT GLOBAL GOVERNMENT BOND FUND
                              TOTAL RETURN FORMULA

                  P(1+T)^n = ERV

Where:  P         =        a hypothetical initial payment of $1,000

                  T        =        average annual total return

                  n        =        number of years

                  ERV      =        ending  redeemable  value of a hypothetical
                                    $1,000 payment made at the beginning of the 1 or 5 year periods at the end of each such period (or fractional portion thereof)


For the 1 year period ended December 31, 1995:

                  $1,000(1+T)^1 = $1,144.95 or an annual compounded
                                    rate of 14.49%

For the period from June 30, 1994 (inception) to December 31, 1995:

                  $1,000(1+T)^1.5 = $1,118.25 or an average annual compounded rate of 7.71%